Exhibit 10.1

Employment Agreement

This employment agreement (the “Agreement”) is dated as of May 18, 2017 by and between NanoFlex Power Corporation, a Florida corporation (the “Company”) and Ronald V. DaVella (the “Executive.”)

WHEREAS, the Executive has been appointed as the Company’s Chief Financial Officer effective May 15, 2017, and possesses the experience and knowledge required to serve in such capacity. The Company desires to enter into this Agreement with the Executive and the Executive desires to enter into this Agreement with the Company.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements of the parties set forth in this Agreement, and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.       Term of Employment. The Company hereby agrees to employ the Executive and the Executive hereby agrees to continue to serve the Company, in accordance with the terms and conditions set forth herein, for a maximum period of four (4) years commencing on May 18, 2017 (the “Effective Date”) subject to renewal or termination at the Company’s discretion at each anniversary of Effective Date (the “Period End Dates” and each a “Period End Date”) as described herein. The Company shall have the option to renew the Agreement until the next Period End Date or terminate this Agreement and the Executive’s employment hereunder, at each Period End Date by giving the Executive ninety (90) days’ written notice, prior to each Period End Date, of the intent of such renewal or termination (the “Notice of Renewal” or “Notice of Termination,” respectively.) This Agreement and the Executive’s employment hereunder shall remain effective until the Company sends a Notice of Termination, the Company or the Executive terminate this Agreement and the Executive’s employment hereunder for any reason, or upon the expiration of the final Period End Date, and such period shall be referred to as the “Term.”

2.       Position and Responsibilities. During the Term of this Agreement, the Executive shall serve as the Chief Financial Officer of the Company. The Executive shall have the duties and functions that are generally associated with the position of Chief Financial Officer and will be responsible for such other duties as may from time to time be reasonably assigned to him by the Company’s Board of Directors (the “Board”) or Chief Executive Officer.

3.       Performance of Duties. During the Term of this Agreement, the Executive shall devote substantially all of his working time to the performance of his responsibilities and duties hereunder and shall comply with the policies of the Company with respect to conflict of interest and business ethics from time to time in effect. During the Term of this Agreement, the Executive shall not, without the prior written consent of the Board, render services, whether or not compensated, to any other person or entity as an employee, independent contractor or otherwise; provided, however, that, except as provided in Section 8 below, nothing contained herein shall restrict the Executive from: (i) rendering services to charitable organizations and from managing his personal investments in such manner as shall not interfere with the performance by the Executive of his duties hereunder; or (ii) serving on the board of directors of any other entity so long as (iii) such entity is not in a business which is competitive with that of the Company, (iv) such service does not interfere with the performance by the Executive of his duties hereunder and (v) the Executive receives the prior approval of the Board with respect to such service. The Company has approved the Executive’s continued role as a director of the Joint Corporation, a Delaware Corporation.

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4.       Compensation. As remuneration for all services to be rendered by the Executive during the Term, and as consideration for complying with the covenants herein, the Company shall pay and provide to the Executive the following:

4.1        Base Salary. The Company shall pay the Executive as compensation for his services hereunder, in equal monthly installments until such time that the Chief Executive Officer in his discretion determines that the Company’s cash flows can support semi-monthly or bi-weekly installments during the Term, the sum of $180,000 per annum (the “Base Salary”).

4.2        Warrants. In addition to the Base Salary provided for in Section 4.1, as compensation for services provided hereunder, the Executive shall also receive warrants, in the form substantially attached hereto as Exhibit A, to purchase 1,800,000 shares (the “Warrant Shares”) of the Company’s $.0001 par value per share common stock (the “Common Stock”) to vest as described in the warrant attached hereto as Exhibit A. The Warrant Shares are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act,”) pursuant to Regulation D and shall bear a “restricted legend.” In connection with his acquisition of the Warrant Shares, the Executive represents and warrants to the Company that (i) he will not sell or otherwise transfer the Warrant Shares during the period in which they are subject to forfeiture and without registration under the Securities Act or an exemption therefrom; (ii) he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his investment in the Warrant Shares and is able to bear such risks; and (iii) he is acquiring the Warrant Shares for the his own account, for investment purposes only and not with a view to distribute or resell such securities in whole or in part.

4.3        Conditions to Compensation. Compensation in the form of the Warrant Shares shall be conditioned upon the Executive providing the Company, at the Company’s request, with any completed and executed documentation and information as may be reasonably be required by the Company to issue the Warrant Shares under applicable laws and regulations, including a completed investor questionnaire attached hereto as Exhibit B.

4.4       Compensation Plans. The Executive shall be eligible to participate in such profit-sharing, 401K, stock option, bonus and performance award programs as are made available generally to executive officers of the Company, such participation to be on a basis which is commensurate with the Executive’s position with the Company.

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4.5        Health Care and Other Benefits. The Executive shall receive full family plan coverage under any health and dental plans established for the Company. In addition to the foregoing, the Executive shall also be entitled to participate in all other benefit programs that the Company establishes and makes available to its employees to the extent the Executive’s position, tenure, salary, age, health and other qualifications make him eligible to participate, and shall be entitled to receive such perquisites as are made available generally to executive officers of the Company.

4.6       Vacation. The Executive shall be entitled to four weeks of vacation per each year during the Term which shall be taken at such times so as to not reasonably impede the Executive’s duties hereunder. Vacation days that are not taken may not be carried over into future years.

4.7       Annual Bonus. In addition to his Base Salary, the Executive shall be eligible to receive an annual cash bonus (the “Bonus”) of up to 30% of his Base Salary in respect of each fiscal year during the term of this Agreement to be approved the Board and the Company’s Chief Executive Officer. The Bonus shall be payable to the Executive in cash as promptly as practical after the completion by the Company of an audit of its financial statements for the fiscal year to which such bonus relates.

5.       Expenses. The Company shall reimburse the Executive for all reasonable, ordinary and necessary documented travel, entertainment and other out-of-pocket expenses that the Executive incurs on behalf of the Company in the course of his employment hereunder in accordance with the Company’s normal policies and provisions regarding such reimbursements. Notwithstanding the foregoing, Executive shall be required to get prior written approval from the Company’s Chief Executive Officer for reimbursement for expenses of $500 or more.

6.       Termination.

6.1       Termination Date. Either Party may terminate this Agreement at any time with or without cause upon ninety (90) days’ prior written notice to the other party. The date ninety (90) days after such notice, and the date ninety (90) days from the date the Company sends a Notice of Termination as described in Section 1 herein, shall be deemed the “Termination Date.” By signing below, Executive hereby acknowledges that employment hereunder is at will and may be terminated at any time for any reason.

6.2       Effect of Termination.

(a)      If the Executive’s employment is terminated voluntarily by the Executive, or if the Company terminates the Executive’s employment hereunder for any reason other than through giving a Notice of Termination as described in Section 1 herein, the Executive or his estate shall be paid any accrued Base Salary, Warrant Shares and other benefits, if any, hereunder through the Termination Date. The Executive shall also be paid any unreimbursed expenses incurred by the Executive pursuant to Section 5 hereof in accordance with the terms and provisions of that section incurred through the Termination Date.

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(b)      If, the Company sends a Notice of Termination, as described in Section 1 hereof, the Executive shall be paid any accrued Base Salary, Warrant Shares and other benefits, if any, hereunder through the Termination Date and if the Executive continues to perform his duties pursuant to this Agreement after receipt of the Notice of Termination until the Termination Date, the Executive shall also receive the Base Salary, Warrant Shares, and other benefits hereunder, if any, for an additional ninety (90) days after the Termination Date. The Executive shall also be paid any unreimbursed expenses incurred by the Executive pursuant to Section 5 hereof in accordance with the terms and provisions of that section, incurred through the Termination Date and for an additional ninety (90) days after the Termination Date if the Executive continues to perform his duties pursuant to this Agreement until the Termination Date after receipt of the Notice of Termination.

6.3       Payments Upon Termination. Except as otherwise provided in this Agreement, any payments to which the Executive shall be entitled under this Section 6, shall be made as promptly as possible following the Termination Date, but in no event more than 30 days after the Termination Date. If the amount of any payment due to the Executive cannot be finally determined within 30 days after the Termination date, such amount shall be reasonably estimated on a good faith basis by the Company and the estimated amount shall be paid no later than thirty (30) days after such Termination date. As soon as practicable thereafter, the final determination of the amount due shall be made and any adjustment requiring a payment to the Executive shall be made as promptly as practicable.

7.       Change of Control.

7.1       Change of Control. Upon a Change of Control (as hereinafter defined), the Executive shall receive all compensation due for the Term of this Agreement. This Agreement will be enforceable but the duties and responsibilities may change for the Executive subject to mutual agreement between the Executive and the new ownership or the Executive may voluntarily terminate his employment hereunder and receive the compensation described in Section 6.2(a). If the Executive does not voluntarily terminate his employment, then the Executive (or his estate) shall receive all compensation provided by this Agreement herein at such times as he would have received them if there was no Change of Control. Additionally, in the event of a Change of Control during the Term, the Warrant Shares, and any additional unvested equity compensation granted by the Company to the Executive hereunder, shall vest immediately upon the occurrence of a Change of Control. For purposes of this Agreement “Change of Control” means the occurrence of any of the following events: (a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power of the Company’s then outstanding voting securities or 50% or more of the fair market value of the Company; or (b) The Company has sold all or substantially all of its assets to another person or entity that is not a majority-owned subsidiary of the Company. Notwithstanding the preceding, the above-listed events must satisfy the requirements of Treasury Regulation Section 1.409A-3(i)(5) in order to be deemed a Change of Control.

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8.       Noncompetition/Nondisclosure.

8.1        Executive’s Acknowledgment. The Executive agrees and acknowledges that in order to assure the Company that it will retain its value as a going concern, it is necessary that the Executive undertake not to utilize his special knowledge of the Company’s business of engaging in the development, commercialization, and licensing of advanced thin film solar technologies and intellectual property (the “Business”) and his relationships with those in the Company’s industry, customers and suppliers to compete with the Company. Executive further acknowledges that: (i) the Company is and will be engaged in the Business; (ii) Executive has occupied a position of trust and confidence with the Company prior to the date of this Agreement and, during such period the Executive has, and during the term of this Agreement the Executive will, become familiar with the Company’s trade secrets and with other proprietary and confidential information concerning the Company and the Business; (iii) the agreements and covenants contained in this Section 8 are essential to protect the Company and the goodwill of the Business; and (iv) the Executive’s employment with the Company has special, unique and extraordinary value to the Company and the Company would suffer irreparable harm, for which money damages would not constitute adequate compensation, if Executive were to provide services to any person or entity in violation of the provisions of this Agreement or otherwise violate any of the terms of this Section 8.

8.2        Competitive Activities. The Executive hereby agrees that for a period (the “Restricted Period”) commencing on the Effective Date and ending ninety (90) days following the termination of Executive’s employment with the Company for whatever reason, Executive shall not, on behalf of himself or any other individual or group of individuals, firm, company, corporation, partnership, trust or other entity or enterprise or successor in interest to any of the foregoing, or any employee, partner, officer, director, partner, or stockholder of any of the foregoing (each individually, a Person and collectively, “Persons,”) directly or indirectly, as an employee, proprietor, stockholder, partner, consultant, or otherwise, engage in any business or activity directly competitive with the Business or any of the business activities of the Company as they are now, currently proposed to be, or are, at the time in question, undertaken by the Company, anywhere in North America (the “Territory,”) except as expressly approved by the Board in writing. With respect to the Territory, Executive specifically acknowledges that the Company has conducted the Business throughout those areas comprising the Territory and the Company intends to continue to expand the Business throughout the Territory.

8.3        Blue-Pencil. If any court of competent jurisdiction shall at any time deem the term of this Agreement or any particular covenant contained in this Section 8, including, without limitation, the Restricted Period, to be too lengthy or the Territory to be too extensive, the other provisions of this Section 8 shall nevertheless stand, the Restricted Period shall be deemed to be the longest period permissible by law under the circumstances and the Territory shall be deemed to comprise the largest territory permissible by law under the circumstances. The court in each case shall reduce the Restricted Period and/or the Territory to permissible duration or size.

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8.4         Confidential Information. During the term of this Agreement and for a period of three (3) years thereafter, the Executive shall keep secret and retain in strictest confidence, and shall not, without the prior written consent of the Board, furnish, make available or disclose to any third party or use for the benefit of himself or any third party, any Confidential Information. As used in this Section 8.4, the term “Confidential Information” shall mean any information relating to the business or affairs of the Company or the Business, including, but not limited to, information relating to financial statements, customer identities, potential customers, employees, suppliers, servicing methods, equipment, programs, strategies and information, analyses, profit margins or other proprietary information used by the Company in connection with the Business; provided, however, that Confidential Information shall not include any information which is the public domain, becomes generally known in the industry through no wrongful act on the part of the Executive or as required to be disclosed by a court of competent jurisdiction. The Executive acknowledges that the Confidential Information is vital, sensitive, confidential and proprietary to the Company.

9.       Inventions and Other Intellectual Property. The Executive hereby agrees that all right, title and interest in and to all of Executive’s “Creations” and work product made during the term of the Executive’s employment with the Company, whether pursuant to this Agreement or otherwise, shall belong solely to the Company, whether or not they are protected or protectible under applicable patent, trademark, service mark, copyright or trade secret laws. For purposes of this Section 9, the term “Creations” shall mean all inventions, designs, discoveries, books, newsletters, manuscripts, articles, research, compilations, improvements, and other works which are or may be copyrighted, trade-marked or patented or otherwise constitute works of intellectual property which may be protected (including, without limitation, any information relating to the Company’s software products, source code, know-how, processes, designs, algorithms, computer programs and routines, formulae, techniques, developments or experimental work, works-in-progress, or business trade secrets whether now existing, or hereafter developed during the Term) made or conceived or reduced to practice by the Company. Executive agrees that all work or other material containing or reflecting any such Creations shall be deemed work made for hire as defined in Section 101 of the Copyright Act, 15 U.S.C. Section 101. If a court of competent jurisdiction determines that any such works are not works made for hire, Executive hereby assigns to the Company all of Executive’s right, title and interest, including all rights of copyright, patent, and other intellectual property rights, to or in such Creations. Executive covenants that he shall keep the Company informed of the development of all Creations made, conceived or reduced to practice by the Company, in whole or in part, by Executive or any other alone or with others, which either result from any work Executive may do for, or at the request of, the Company, or are related to the Company’s present or contemplated activities, investigations, or obligations. Executive further agrees that (i) at the Company’s request and expense, he will execute any assignments or any other documents or instruments necessary to transfer all rights any such Creations to the Company and (ii) he will cooperate with the Company or its nominee in perfecting the Company’s title (or the title of the Company’s nominee) in any or all such materials.

10.     Interference with Relationships.

10.1       Suppliers, Customers, Service Providers. During the Restricted Period, Executive shall not, directly or indirectly, as employee, agent, consultant, stockholder, director, partner or in any other individual or representative capacity intentionally solicit or encourage any present or future customer, employee, consultant, service provider, stockholder, officer, director or supplier of or service provider to the Company to terminate or otherwise alter his, their or its relationship with the Company in a manner having an adverse effect on the Company or the Business.

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10.2       No Breach. Executive represents and warrants that he is not under any contractual obligation to any party, which obligation would prevent him from accepting full-time employment with the Company or from otherwise fulfilling any of his obligations under this Agreement. Executive hereby agrees to indemnify the Company and hold it and its officers and directors harmless from and against any and all claims against or any losses or liabilities, including reasonable attorney’s fees, incurred by, the Company or any of its officers or directors derived from any breach or failure of the representation and warranty contained in this Section10.2.

11.      Return of Company Materials Upon Termination. Executive acknowledges that all price lists, sales manuals, catalogs, binders, customer lists and other customer information, supplier lists, financial information, business plans, corporate records, working notes, work product, sales manuals, catalogs, binders and other records or documents containing any Confidential Information prepared by Executive or coming into Executive’s possession by virtue of Executive’s employment by the Company, other than personal information belonging to the Executive, is and shall remain the property of the Company and that immediately upon termination of Executive’s employment hereunder, Executive shall return all such items in his possession, together with all copies thereof, to the Company.

12.      Indemnification. The Company hereby covenants and agrees to indemnify and hold harmless the Executive fully, completely, and absolutely against and in respect to any and all actions, suits, proceedings, claims, demands, judgments, costs, expenses (including attorney’s fees), losses, and damages resulting from the Executive’s good faith performance of his duties and obligations under the terms of this Agreement, subject to compliance with any applicable requirements and limitations improved by the Company’s Certificate of Incorporation and By-Laws as in effect on the date hereof and applicable law.

13.     Maintenance of Liability Insurance. So long as the Executive shall serve as an executive officer of the Company pursuant to this Agreement, the Company shall obtain and maintain in full force and effect a policy of director and officer liability insurance of at least $ 3 million from an established and reputable insurer. In all policies of such instance, the Company shall cause the Executive to be named as an insured in such a manner as to provide the Executive the same rights and benefits as are accorded to the most favorably insured of the Company’s executive officers or directors.

14.     Assignment.

14.1       Assignment by Company. This Agreement may be assigned or transferred to, and shall be binding upon and shall inure to the benefit of, any successor of the Company, and any such successor shall be deemed substituted for all purposes of the “Company” under the terms of this Agreement. As used in this Agreement, the term “successor” shall mean any person, firm, corporation, or business entity to which the Company assigns this Agreement or which at any time, whether by merger, purchase, or otherwise, acquires all or substantially all of the assets or the Business of the Company. Notwithstanding such assignment, the Company shall remain, with such successor, jointly and severally liable for all its obligations hereunder.

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14.2       Assignment by Executive. The services to be provided by the Executive to the Company hereunder are personal to the Executive, and the Executive’s duties may not be assigned by the Executive; provided, however that this Agreement shall inure to the benefit of and be enforceable by the Executive’s personal or legal representatives, executors, and administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amounts payable to the Executive hereunder remain outstanding, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive’s devisee, legatee, or other designee or, in the absence of such designee, to the Executive’s estate or trust.

14.3       Name Change. Upon any name change by Company, no assignment need occur as the same entity is bound by the terms of this Agreement.

15.     Dispute Resolution and Notice.

15.1       Dispute Resolution. Either the Executive or the Company may elect to have any good faith dispute or controversy arising under or in connection with this Agreement settled by arbitration, by providing written notice of such election to the other party hereto, specifying the nature of the dispute to be arbitrated, provided that if the other party objects to the use of arbitration within thirty (30) days of the receipt of such notice, the dispute may only be settled by litigation unless otherwise agreed. If arbitration is selected, such proceeding shall be conducted before a panel of three (3) arbitrators sitting in a location agreed to by the Company and the Executive within fifty (50) miles from the location of the Executive’s principal place of employment, in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association then in effect. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction. To the extent that the Executive prevails in any litigation or arbitration seeking to enforce the provisions of this Agreement, the Executive shall be entitled to reimbursement by the Company of all expenses of such litigation or arbitration, including the reasonable fees and expenses of the legal representative for the Executive, and necessary costs and disbursements incurred as a result of such dispute or legal proceeding.

15.2       Notice. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company or, in the case of the Company, at its principal offices.

16.      No Mitigation. The Executive shall have no duty to seek other employment and the amounts, benefits and entitlements payable to the Executive hereunder or otherwise shall not be subject to reduction, offset or repayment for any compensation received by the Executive from services provided by the Executive following the termination of the Executive’s employment with the Company.

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17.     Section 409A.

17.1       The intent of the parties is that payments and benefits under this Agreement comply with Internal Revenue Code Section 409A and the regulations and guidance promulgated thereunder (collectively “Code Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on the Executive by Code Section 409A or damages for failing to comply with Code Section 409A.

17.2     A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Code Section 409A and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”  Notwithstanding anything to the contrary in this Agreement, if the Executive is deemed on the date of termination to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Code Section 409A payable on account of a “separation from service,” such payment or benefit shall not be made or provided until the date which is the earlier of (A) the expiration of the six (6)-month period measured from the date of such “separation from service” of the Executive, and (B) the date of the Executive’s death, to the extent required under Code Section 409A.  Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Agreement (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

17.3      To the extent that reimbursements or other in-kind benefits under this Agreement constitute “nonqualified deferred compensation” for purposes of Code Section 409A, (A) all such expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by the Executive, (B) any right to such reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (C) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

17.4       For purposes of Code Section 409A, the Executive’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

17.5       Notwithstanding any other provision of this Agreement to the contrary, in no event shall any payment under this Agreement that constitutes “nonqualified deferred compensation” for purposes of Code Section 409A be subject to offset by any other amount unless otherwise permitted by Code Section 409A.

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18.     Adjustment. Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that as a result of any payment or distribution by the Company to or for Executive’s benefit whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (the “Payments”), Executive would be subject to the excise tax imposed by Sections 409A, 280G or Section 4999 of the Internal Revenue Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the “Excise Tax”), the Executive shall be entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes and Excise Tax imposed upon the Gross-Up Payment, Executive is in the same after-tax position as if no Excise Tax had been imposed upon Executive with respect to the Payments, provided further that such Gross-Up Payment shall be made prior to April 15th of the calendar year following the year in which Executive receive any payment or distribution from the Company which gives rise to a Gross-Up Payment.

19.     Miscellaneous

19.1       Entire Agreement. This Agreement supersedes any prior agreements or understandings, oral or written, between the parties hereto, with respect to the subject matter hereof and constitutes the entire agreement of the parties with respect thereto.

19.2       Modification. This Agreement shall not be varied, altered, modified, canceled, changed, or in any way amended except by mutual agreement of the parties in a written instrument executed by the parties hereto or their legal representatives.

19.3       Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

19.4      Tax Withholding. The Company may withhold from any benefits payable under this Agreement all Federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.

19.5       Beneficiaries. The Executive may designate one or more persons or entities as the primary and/or contingent beneficiaries of any amounts to be received under this Agreement. Such designation must be in the form of a signed writing acceptable to the Board or the Board’s designee. The Executive may make or change such designation at any time.

19.6       Board Committee. Any action to be taken, or determination to be made, by the Board under this Agreement may be taken or made by the compensation committee or any other Committee authorized by the Board of Directors to act on its behalf.

19.7     Governing Law. To the extent not preempted by Federal law, the provisions of this Agreement shall be construed and enforced in accordance with the internal, substantive laws of the State of New York, without regards to the principles of conflicts of laws thereof.

19.8       Inurement. This Agreement is binding on the parties and on their heirs, personal representatives, administrators, successors and assigns.

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IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement as of the date first above written.

NanoFlex Power Corporation		Executive:

By:
	Dean L. Ledger, Chief Executive Officer	Ronald V DaVella

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Exhibit A

Form of Warrant

Exhibit A-1

WARRANT HOLDER:	Ronald V. DaVella
[address]

NUMBER OF WARRANT SHARES: 1,800,000

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (REASONABLY ACCEPTABLE TO THE COMPANY), IN AN ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

No. S-0012

Issuance Date: May 18, 2017

NANOFLEX POWER CORPORATION

Common Stock Purchase Warrant

NanoFlex Power Corporation, a Florida corporation, for value received in the form of services provided under the Employment Agreement between the Holder and the Company dated May 18, 2017 (the “Employment Agreement”), hereby grants to the holder as indicated at the beginning of this Warrant, its successors and permitted assigns (collectively, the “Holder”), this right (the “Warrant”), subject to the terms set forth below, to purchase at the purchase price per share as defined in Section 2.1 below (the “Purchase Price”), up to that number of Shares (defined below), subject to adjustment as herein provided (such total number of Shares that may be purchased hereunder being referred to herein as the “Warrant Shares”).

1.       Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

1.1.       “Company” shall include NanoFlex Power Corporation, a Florida corporation, and, unless otherwise noted to the contrary, any company which shall succeed to, by merger, consolidation or similar arrangement of the Company’s and assume the obligations of NanoFlex Power Corporation hereunder.

1.2.       “Other Securities” refers to any stock (other than the Shares) and other securities of the Company or any other person (corporate or otherwise) that the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Shares.

1.3.       “Shares” means (a) the Company’s Common Stock, as authorized on the date of this Warrant and (b) if the class of securities described in (a) shall cease to be issued and outstanding, securities of the same class issued in exchange for or in respect of the securities described in (a) pursuant to a plan of merger, consolidation, recapitalization or reorganization, the sale of substantially all of the Company’s assets or a similar transaction.

Exhibit A-2

2.       Exercise of Warrant.

2.1.       Purchase Price. The Warrant may be exercised, subject to the adjustments in Section 5 hereof, at the initial purchase price of $0.50 per Share (the “Purchase Price”).

2.2.       Exercise Period. The Warrant may be exercised (the “Exercise Period”) at any time from the date of grant to and including the fifth anniversary of the Issuance Date (the “Expiration Date”).

2.3.       Shares. The number of shares subject to this warrant is 1,800,000, subject to the terms specified herein, the Shares shall vest as follows:

(a)       450,000 of the Shares shall vest immediately upon the execution of the Employment Agreement.

(b)       450,000 of the Shares shall vest on the first anniversary of the date of the Employment Agreement, however such vesting shall only occur if the Employment Agreement is not terminated prior to such date of vesting.

(c)       450,000 of the Shares shall vest on the second anniversary date of the Employment Agreement, however such vesting shall only occur if the Employment Agreement is not terminated prior to such date of vesting.

(d)       450,000 of the Warrant Shares shall vest on the third anniversary date of the Employment Agreement, however such vesting shall only occur if the Employment Agreement is not terminated prior to such date of vesting.

2.4.       Exercise in Full. Subject to the limitations stated above, this Warrant may be exercised in full at the option of the Holder by surrender of this Warrant, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office in the United States, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Shares for which this Warrant may be exercised by the Purchase Price.

2.5.         Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 2.4 along with payment in the amount determined by multiplying (a) the number of Shares designated by the holder in the subscription at the end hereof by (b) the Purchase Price. On any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of Shares for which such Warrant or Warrants may still be exercised.

Exhibit A-3

2.6.        Cashless Exercise. The Holder of this Warrant may also exercise this Warrant as to any or all of the Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.

B= the Market Price on the Trading Day immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

There cannot be a Cashless Exercise unless “B” exceeds “C.”

For the purpose of this Warrant, the term (a) “Trading Day” means (x) if the Common Stock is not listed on the NYSE Euronext or NYSE AMEX but sale prices of the Common Stock are reported on Nasdaq Global Market, Nasdaq Global Select Market, Nasdaq Capital Market or another automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, (y) if the Common Stock is listed on the NYSE Euronext or NYSE AMEX, a day on which there is trading on such stock exchange, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated and (b) “Market Price” means the fair market value of one share of Common Stock as determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Company’s Common Stock at the time of such exercise, the Market Price shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed whichever is applicable, as published in the Eastern Edition of The Wall Street Journal on the Trading Day immediately preceding the date of the Exercise Notice.

3.       Delivery of Share Certificates on Exercise.

3.1.       As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable Shares (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 2 or otherwise.

Exhibit A-4

4.       Covenants as to Shares.

4.1.       Issuance of Shares upon Exercise. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of its Shares to provide for the exercise of the rights represented by this Warrant.

4.2       Restrictions on Transfer. Holder represents to the Company that Holder is acquiring the Warrants for Holder’s own investment account and without a view to the subsequent public distribution of the Warrants or Shares otherwise than pursuant to an effective registration statement under the Securities Act. Each Warrant and each certificate for Shares issued to the Holder and any subsequent holder that have not been sold to the public pursuant to an effective registration statement under the Securities Act or as to which the restrictions on transfer have not been removed as hereinafter provided, shall bear a restrictive legend reciting that the same have not been registered pursuant to the Securities Act and may not be transferred in the absence of an effective registration statement under the Securities Act, the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and shall be accompanied by an opinion of counsel experienced in federal securities laws matters and reasonably acceptable to the company and its counsel to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon, the holder of such Registrable Common Stock shall be entitled to transfer such securities in accordance with the terms of its notice and such opinion. Restrictions imposed under this Section 4 upon the transferability of the Warrants or of Shares shall cease when:

(a)       a registration statement covering such Shares becomes effective under the Securities Act, or

(b)       the Company receives from the Holder thereof an opinion of counsel experienced in federal securities laws matters, which counsel shall be reasonably acceptable to the Company, that such restrictions are no longer required in order to insure compliance with the Securities Act.

5.       Adjustment of Purchase Price and Number of Warrant Shares.

5.1.       Reorganization, Consolidation or Merger. If at any time or from time to time, the Company shall (a) effect a plan of merger, consolidation, recapitalization or reorganization or similar transaction with a corporation (the “Acquiror”) whereby the shareholders of the Company will exchange their shares of the Company for the shares of the parent corporation of the Acquiror, or (b) transfer all or substantially all of its properties or assets to any other person, under any plan or arrangement contemplating the dissolution of the Company (which along with any transactions set forth in (a) hereof shall be an “Extraordinary Transaction”), then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 at any time after the completion of any Extraordinary Transaction shall receive, such Shares or Other Securities and property (including cash) to which such holder would have been entitled in any Extraordinary Transaction as if such holder had so exercised this Warrant, immediately prior thereto.

Upon any Extraordinary Transaction, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the securities, Shares and Other Securities and property receivable on the exercise of this Warrant after the consummation of reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, any Extraordinary Transaction and shall be binding upon the party or parties to the Extraordinary Transaction and their successors, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

Exhibit A-5

5.2.       Subdivisions, Combinations, Stock Dividends and other Issuances. If the Company shall, at any time while this Warrant is outstanding, (i) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding Common Stock into a smaller number of shares, then the Purchase Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Purchase Price pursuant to this Section 5.2, so that after such adjustments the aggregate Purchase Price payable hereunder for the increased number of shares shall be the same as the aggregate Purchase Price in effect just prior to such adjustments.

5.3       Reclassification, etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

6.       Transfers.

6.1.       The Warrant and the Warrant Shares are not transferable, in whole or in part, without compliance with the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws.

6.2.       Subject to subsection 6.1, this Warrant, or any portion hereof, may be transferred by the Holder’s execution and delivery of the form of assignment attached hereto along with this Warrant. Any transferee shall be required, as a condition to the assignment, to deliver all such documentation as the Company deems appropriate. However, until such assignment and such other documentation are presented to the Company at its principal offices in the United States, the Company shall be entitled to treat the registered holder hereof as the absolute owner hereof for all purposes.

6.3.       Upon a transfer of this Warrant in accordance with this Section 6, the Company, at its expense, will issue and deliver to or on the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the Shares called for on the face or faces of the Warrant or Warrants so surrendered. If this Warrant is divided into more than one Warrant, or if there is more than one Holder thereof, all references herein to “this Warrant” shall be deemed to apply to the several Warrants, and all references to “the Holder” shall be deemed to apply to the several Holders, except in either case to the extent that the context indicates otherwise.

Exhibit A-6

7.       Replacement of Warrants.

7.1.       On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8.       Notices.

11.1.       All notices required hereunder shall be deemed to have been given and shall be effective only when personally delivered or sent by Federal Express, UPS or other express delivery service or by certified or registered mail to the address of the Company’s principal office in the United States as follows:

NanoFlex Power Corporation

17207 N. Perimeter Dr., Suite 210,

Scottsdale, AZ 85255

in the case of any notice to the Company, and until changed by notice to the Company, to the address of the Holder set forth above in the case of any notice to the Holder.

9.       Miscellaneous.

9.1.       This Warrant and any term hereof may be changed, waived, discharged or terminated, other than on expiration, only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. This Warrant embodies the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

Exhibit A-7

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

NANOFLEX POWER CORPORATION

By:
Dean L. Ledger,
Chief Executive Officer

Exhibit A-8

FORM OF SUBSCRIPTION

(To be signed only on exercise of Warrant)

TO NANOFLEX POWER CORPORATION:

The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise such Warrant for, and to purchase thereunder, __________ Shares (as defined in the attached Warrant) and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _____________________, whose address is ___________________________________.

Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

Dated:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

(Address)

Exhibit A-9

FORM OF ASSIGNMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ______________________________________________ whose address is ________________________________________________________the right represented by the attached Warrant to purchase _____________ Shares (as defined in the Warrant Agreement governing the attached Warrant) to which the within Warrant relates, and appoints __________________________ Attorney to transfer such right on the books of ____________________________ with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

(Address)

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit A-10

Exhibit B

Investor Questionnaire

Exhibit B-1

Confidential Investor Questionnaire

I.       The Investor represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Investor comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below. Capitalized terms not defined herein shall have the meaning ascribed to them in the Subscription Agreement between the Investor and the Company.

Category A __	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate (other than the value, after deducting mortgage obligations, of Investor’s principal residence which may not be included in such net worth calculation), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B __	The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C __	The undersigned is a director or executive officer of the Company which is issuing and selling the Company’s securities.

Category D __	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

Exhibit B-2

Category E __	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(describe entity)

Category F __	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Company’s securities and with total assets in excess of $5,000,000.

(describe entity)

Category G __	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Company’s securities, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H __	The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

Category I __	The undersigned is not within any of the categories above and is therefore not an accredited investor.

For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of this Agreement in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

Exhibit B-3

II.       SUITABILITY (please answer each question)

(a)       For an individual Investor, please describe your current employment, including the company by which you are employed and its principal business:

(b)       For an individual Investor, please describe any college or graduate degrees held by you:

(c)       For all Investors, please list types of prior investments:

(d)       For all Investors, please state whether you have you participated in other private placements before:

YES_______	NO_______

(e)       If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies

Frequently
Occasionally
Never

(f)       For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______	NO_______

(g)       For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______	NO_______

(h)       For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______	NO_______

Exhibit B-4

(i)       For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Company’s securities for which you seek to subscribe?

YES_______	NO_______

(j)       For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______	NO_______

III.       MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Corporation*
(g)	Trust*
(h)	Limited Liability Company*
(i)	Other

*If the Company’s securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

IV.       FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes_______	No_______

If Yes, please describe:

*If Investor is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

Exhibit B-5

V.       The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

VI.       In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable State Securities laws for the purposes of the proposed investment.

VII.     The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VIII.    The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto.

IX.      In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Investor is required to provide the following information:

1.       Payment Information

(a) Name and address (including country) of the bank from which Investor’s payment to the Company is being wired (the “Wiring Bank”):

(b) Investor’s wiring instructions at the Wiring Bank:

Exhibit B-6

(c) Is the Wiring Bank located in the U.S. or another “FATF Country”*?

_______Yes	_______No

(d) Is Investor a customer of the Wiring Bank?

_______Yes	_______No

2.       Additional Information

For Individual Investors:

_____	A government issued form of picture identification (e.g., passport or driver’s license).

_____	Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____	A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

Exhibit B-7

For all other Entity Investors:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____	If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Investor, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

_____	If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

X.            ADDITIONAL INFORMATION.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

XI.          INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY THE OFFICE OF FOREIGN ASSETS CONTROL (“OFAC”) FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

Exhibit B-8

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Exhibit B-9